Exhibit 24

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ William F. Andrews
                                          -------------------------------------
                                          William F. Andrews

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Robert L. Barnett
                                          --------------------------------------
                                          Robert L. Barnett

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ John M. Barth
                                          --------------------------------------
                                          John M. Barth

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Natalie A. Black
                                          --------------------------------------
                                          Natalie A. Black

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Paul A. Brunner
                                          --------------------------------------
                                          Paul A. Brunner

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Robert A. Cornog
                                          --------------------------------------
                                          Robert A. Cornog

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Willie D. Davis
                                          --------------------------------------
                                          Willie D. Davis

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ James H. Keyes
                                          --------------------------------------
                                          James H. Keyes

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ William H. Lacy
                                          --------------------------------------
                                          William H. Lacy

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Southwood J. Morcott
                                          --------------------------------------
                                          Southwood J. Morcott

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Stephen A. Roell
                                          --------------------------------------
                                          Stephen A. Roell

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Richard F. Teerlink
                                          --------------------------------------
                                          Richard F. Teerlink

                             JOHNSON CONTROLS, INC.

                        Power of Attorney with Respect to
                             Registration Statement
                  Covering Securities of Johnson Controls, Inc.
                    Subject to Issuance or Delivery Under the
              Johnson Controls, Inc. 2000 Stock Option Plan and the
                  Johnson Controls, Inc. 1992 Stock Option Plan


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of JOHNSON CONTROLS, INC., does hereby constitute and appoint John P. Kennedy and Stephen A. Roell, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc., or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Johnson Controls, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to shares of common stock, $0.16-2/3 par value, and associated common stock purchase rights of Johnson Controls, Inc. subject to issuance or delivery under the Johnson Controls, Inc. 2000 Stock Option Plan and the Johnson Controls, Inc. 1992 Stock Option Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Johnson Controls, Inc., or as an officer or director of Johnson Controls, Inc. or by attesting the seal of Johnson Controls, Inc., or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22nd day of March, 2000.


                                          /s/ Gilbert R. Whitaker, Jr.
                                          --------------------------------------
                                          Gilbert R. Whitaker, Jr.